SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
                (PROXY - SOLICITED ON BEHALF OF THE MANAGEMENT)

The undersigned hereby appoints R.G. REHERMAN, or in the event of his absence, A.E. GOEBEL, his attorney and proxy, in the order herein named, each with power of substitution, to vote at the annual meeting of stockholders of SOUTHERN INDIANA GAS AND ELECTRIC COMPANY to be held at Evansville, Indiana on April 23, 1996 or any adjournment thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, as follows:

          (Management recommends a vote "FOR" each of the items below)

  (1)ELECTION OF DIRECTORS (three-year term):
       FOR both nominees listed below or any   | |    WITHHOLD AUTHORITY to  | |
       substitute therefor if unable to serve         vote for both nominees
       (except as written to the contrary below)      listed below

       Nominees - Robert L. Koch II and Jerry A. Lamb
       INSTRUCTIONS: To withhold authority to vote for any individual nominee, write nominees name below:

                     ---------------------------------------------------------

  (2) AUTHORIZATION TO MERGE WHOLLY-OWNED GAS
     UTILITY SUBSIDIARY INTO COMPANY.          FOR | |  AGAINST | |  ABSTAIN | |

  (3) RATIFICATION OF APPOINTMENT OF AUDITORS: FOR | | AGAINST | | ABSTAIN | | all as more fully set forth in the proxy statement received by the undersigned and on all other matters that may legally come before the meeting.

                  (Continued, and to be signed on reverse side)

The signature should correspond with the name as it appears hereon. Where stock is registered in the names of two or more persons, all should sign. Persons signing as executors, administrators, trustees, etc., should so indicate. A proxy executed by a corporation should be signed in its name by an executive officer.

IF NOT OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE MERGER OF WHOLLY-OWNED GAS UTILITY SUBSIDIARY INTO COMPANY, AND FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

Please sign here exactly - ___________________________________ Dated:_______1996

as name appears below      ___________________________________

                                                | | I PLAN TO ATTEND THE MEETING

                                                               Proxy For
                                                             Annual Meeting
                                                            of Stockholders
                                                               To Be Held
                                                             April 23, 1996

The management requests that you sign, date, and return this proxy in the enclosed envelope which requires no postage. If you attend the meeting and so request, the proxy will not be voted.

                         (Continued from reverse side)

                                  SIGCORP, INC.
                (PROXY - SOLICITED ON BEHALF OF THE MANAGEMENT)

The undersigned hereby appoints R.G. REHERMAN, or in the event of his absence, A.E. GOEBEL, his attorney and proxy, in the order herein named, each with power of substitution, to vote at the annual meeting of stockholders of SIGCORP, INC. to be held at Evansville, Indiana on April 23, 1996 or any adjournment thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, as follows:

          (Management recommends a vote "FOR" each of the items below)

  (1)ELECTION OF DIRECTORS (three-year term):
       FOR both nominees listed below or any   | |   WITHHOLD AUTHORITY to   | |
       substitute therefor if unable to serve        vote for both nominees
       (except as written to the contrary below)     listed below

       Nominees - Robert L. Koch II and Jerry A. Lamb
       INSTRUCTIONS: To withhold authority to vote for any individual nominee, write nominees name below:

                     ---------------------------------------------------------

  (2) RATIFICATION OF APPOINTMENT OF AUDITORS: FOR | | AGAINST | | ABSTAIN | | all as more fully set forth in the proxy statement received by the undersigned and on all other matters that may legally come before the meeting.

                  (Continued, and to be signed on reverse side)

The signature should correspond with the name as it appears hereon. Where stock is registered in the names of two or more persons, all should sign. Persons signing as executors, administrators, trustees, etc., should so indicate. A proxy executed by a corporation should be signed in its name by an executive officer.

IF NOT OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

Please sign here exactly - ___________________________________ Dated:_______1996

as name appears below      ___________________________________

                                                | | I PLAN TO ATTEND THE MEETING

                                                               Proxy For
                                                             Annual Meeting
                                                            of Stockholders
                                                               To Be Held
                                                             April 23, 1996

The management requests that you sign, date, and return this proxy in the enclosed envelope which requires no postage. If you attend the meeting and so request, the proxy will not be voted.

                         (Continued from reverse side)